SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2004

HOOKER FURNITURE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

000-25349	54-0251350
(Commission File Number)	(IRS Employer Identification No.)

440 Commonwealth Boulevard Martinsville, Virginia	24112
(Address of Principal Executive Offices)	(Zip Code)

(276) 632-0459

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	Effective September 1, 2004, Henry Williamson was elected to the Board of Directors of Hooker Furniture Corporation (the “Company”). Mr. Williamson retired as Chief Operating Officer of BB&T Corporation June 30, 2004. He will serve as a member of the Company’s Audit and Compensation Committees.

The Company has used BB&T for investment banking and commercial banking services during fiscal 2003 and 2004.

A copy of the Company’s press release, dated August 16, 2004, announcing that Mr. Williamson would be joining the Company’s Board of Directors is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

99.1	Press Release dated August 16, 2004

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

Date: September 1, 2004	By:	/s/ R. GARY ARMBRISTER
R. Gary Armbrister
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 16, 2004

E -1